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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 31, 2005


                           LONG ISLAND FINANCIAL CORP.
         ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         DELAWARE                        0-29826                 11-3453684
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(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
    of incorporation)                                        Identification No.)

       1601 VETERANS MEMORIAL HIGHWAY, SUITE 120, ISLANDIA, NEW YORK 11749
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        (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (631) 348-0888
                                                           --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 2, 3, 5, 6, 7 AND 8. NOT APPLICABLE.

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
              ------------------------------------------

              On March 31, 2005, the Registrant entered into Amended and Restated Change in Control Agreements with the Registrant's principal executive officers, Douglas C. Manditch and Thomas Buonaiuto.

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
              ---------------------------------------------

         (a)  Not applicable.

         (b) On April 1, 2005, the Registrant engaged Crowe Chizek and Company LLP as its principal accountant to audit the Registrant's financial statements.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

              Exhibit 10.1 Amended and Restated Change in Control Agreement with Douglas C. Manditch, dated March 31, 2005.

              Exhibit 10.2 Amended and Restated Change in Control Agreement with Thomas Buonaiuto, dated March 31, 2005.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Long Island Financial Corp


                                     By: /s/ Thomas Buonaiuto
                                         ---------------------------------------
                                         Thomas Buonaiuto
                                         Vice President and Secretary-Treasurer


Date: April 5, 2005